CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

18th day of July 2005.

/s/Richard L. Simons

Richard L. Simons

Vice President and Corporate Controller

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

J. Michael Fitzpatrick

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Marillyn A. Hewson

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Martin Inglis

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Robert N. Pokelwaldt

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Gregory A. Pratt

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of October, 2004.

C. Paul Robinson

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Peter N. Stephans

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Kathryn C. Turner

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Stephen M. Ward, Jr.

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Kenneth L. Wolfe

Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Robert J. Torcolini

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

David A. Christiansen

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Richard D. Chamberlain

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Terrence E. Geremski

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski, with full power to act, as true and lawful attorney-in-fact and agent to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorney-in-fact, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorney-in-fact or his substitute, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorney and successor appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Dennis M. Oates

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Michael L. Shor

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

John E. Thames

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

Jaime Vasquez

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Terrence E. Geremski and David A. Christiansen, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents to sign U.S. Securities and Exchange Commission Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership; and Form 5, Annual Statement of Changes in Beneficial Ownership, which Forms are required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, to sign any and all amendments for such Forms 3, 4 and 5; and to file the same, together with all exhibits or other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act required to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact or any of them, or their substitutes, may do or cause to be done by virtue thereof.

I hereby approve, ratify, and confirm any action taken by my said attorneys and successors appointed hereunder, until this power is duly revoked under my hand.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the

______ of August, 2004.

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